Exhibit 99.1

GENMARK DIAGNOSTICS, INC.

CORPORATE GOVERNANCE GUIDELINES

1.    General. The Board of Directors (the “Board”) of GenMark Diagnostics, Inc. (the “Company”) has the responsibility to organize its functions and conduct its business in the manner it deems most effective and efficient, consistent with its duties of good faith, due care and loyalty. In that regard, the Board has adopted a set of flexible policies to guide its governance practices in the future. These practices, set forth below, will be regularly re-evaluated by the Board’s Corporate Governance and Nominating Committee in light of changing circumstances in order to continue serving the best interests of the Company and its stockholders. Accordingly, this summary of current corporate governance guidelines is not a fixed policy or resolution by the Board, but merely a statement of current guidelines that are subject to continuing assessment and change.
2.    Role of Board. The Board serves as the representative and acts on behalf of all of the Company’s stockholders. In representing the Company’s stockholders, the basic responsibility of each director on the Board is to exercise their business judgment in good faith to act in what they reasonably believe to be the best interests of the Company. In discharging that obligation, directors should be entitled to rely on the honesty and integrity of their fellow directors and of the Company’s senior executives, outside advisors and outside auditors. The Board’s primary functions are to:
(a)    Oversee management in the conduct of the Company’s businesses;
(b)    Oversee management’s efforts to establish and maintain for the Company the highest standards of legal and ethical conduct in all of its businesses, including conformity with all applicable laws and regulations;
(c)    Review, evaluate and, where appropriate, approve, the Company’s major strategies and long-term plans and its performance against broad financial objectives;
(d)    Select, evaluate and compensate the Company’s Chief Executive Officer and other senior officers and review management succession planning;
(e)    Oversee management’s efforts to protect the Company’s assets through the maintenance of appropriate accounting, financial reporting and financial and other controls;
(f)    Provide advice and counsel to senior management;
(g)    Evaluate the overall effectiveness of the Board and its committees; and
(h)    Evaluate, select and recommend an appropriate slate of candidates for election as directors.
3.    Board Selection and Composition.
(a)    Board Selection. The Board is responsible for selecting candidates for election as directors based on the recommendation of the Corporate Governance and Nominating Committee.

(b)    Board Membership Criteria. The responsibilities of the Corporate Governance and Nominating Committee include reviewing with the Board from time to time the appropriate skills and characteristics required of Board members in the context of the make-up of the Board and developing criteria for identifying and evaluating candidates for the Board. These criteria include, among other things, an individual’s business experience and skills (including skills in core areas such as operations, management, technology, medical device and molecular diagnostic industry knowledge, accounting and finance, leadership, strategic planning and international markets), independence, judgment, diversity and background, integrity and ability to commit sufficient time and attention to the activities of the Board, as well as the absence of any potential conflicts with the Company’s interests. The Corporate Governance and Nominating Committee considers these criteria in the context of an assessment of the perceived needs of the Board as a whole and seeks to achieve diversity of occupational and personal backgrounds on the Board.
(c)    Board Independence. A majority of the Board must be comprised of directors who meet the NASDAQ Stock Exchange definition of “independence,” as determined by the Board. The Company will strive to have all of its non-management directors of the Board meet the NASDAQ Stock Exchange definition of “independence.” Under standards that the Board has adopted to assist it in assessing independence, the Board defines an “independent” director to be a person other than an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:
(A) a director who is, or at any time during the past three years was, employed by the Company;
(B) a director who accepted or who has a family member who accepted any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence (other than (i) compensation for board or board committee service, (ii) compensation paid to a family member who is an employee (other than an executive officer) of the Company, or (iii) benefits under a tax-qualified retirement plan, or non-discretionary compensation), subject to our audit committee members also meeting the requirements of NASDAQ Rule 5605(c)(2);
(C) a director who is a family member of an individual who is, or at any time during the past three years was, employed by the Company as an executive officer;
(D) a director who is, or has a family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more (other than (i) payments arising solely from investments in the Company’s securities, or (ii) payments under non-discretionary charitable contribution matching programs);
(E) a director of the Company who is, or has a family member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the Company serve on the compensation committee of such other entity; or
(F) a director who is, or has a family member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years.
The Board assesses on a regular basis and at least annually the independence of each director and, based on the recommendation of the Corporate Governance and Nominating Committee, makes a determination as to which members are independent. References to the “Company” above would include any subsidiary in a consolidated group with the Company. The terms “family member” and “executive officer” above have the same meaning specified for such terms in the NASDAQ Stock Exchange rules.
As discussed below in Section 4(a), in addition to the independence standards applicable to directors generally, the members of the Audit and the Compensation Committees are subject to additional requirements to qualify for service on these Committees, as set forth in the respective charter for each committee.
(d)    Board and Company Leadership. The Board is responsible for the selection of the Chairman of the Board and the Chief Executive Officer.
(e)    Presiding Director. If at any time the Chairman of the Board shall be an executive officer or former executive officer of the Company or for any reason shall not be an independent director, an independent director shall be selected annually by the independent directors to preside at meetings of the non-management and independent directors, and may serve as the Presiding Director in performing such other functions as the Board may direct, including advising on the selection of Committee Chairs and advising management on the agenda for Board meetings. The Corporate Governance and Nominating Committee is responsible for reviewing, at least annually, the role and responsibilities of the Presiding Director, if applicable. It is not anticipated that any independent director will be selected for more than three consecutive years as the Presiding Director.
(f)    Size of the Board. The Board, with the recommendation of the Corporate Governance and Nominating Committee, will regularly evaluate the size of the Board.
(g)    Board Orientation and Continuing Education. A thorough understanding of the Company’s business is required to enable a director to make a substantial contribution to the Board. Accordingly, all new directors will participate in an orientation program developed by the Company after their election to the Board. The orientation will include presentations by senior management to familiarize new directors with the Company’s strategic plans, its significant financial, accounting and risk management issues, its compliance programs, its code of business conduct, its principal officers, and its internal and independent auditors. Directors are encouraged to participate in continuing education. Directors should endeavor to meet at key Company locations from time to time to conduct in-depth reviews of particular segments of the Company’s operations.
(h)    Continuation of Service.
(i)    Re-Nomination. The Corporate Governance and Nominating Committee assesses the contributions and independence of directors on an annual basis in accordance with the criteria set forth in each Committee’s charter to determine whether these directors should be requested to stand for reelection and continue service on the Board.
(ii)    Term Limits or Retirement Age. The Board does not believe it should establish term limits or a mandatory retirement age. While term limits and mandatory retirement can make fresh ideas and viewpoints available to the Board, these limitations can also result in the loss of directors who have been able to develop, over a period of time, an increasing insight into the Company and its operations. As an alternative to term limits and mandatory retirement, the Corporate Governance and Nominating Committee will review each director’s continuation on the Board when he or she is considered for re-nomination. This will also allow each Director the opportunity to conveniently confirm his or her desire to continue as a member of the Board.

(iii)    Change of Responsibility of Director. When a non-employee director’s principal occupation or business association changes substantially during his or her tenure as a director, that director shall inform the Chairman of the Board and the Chairman of the Corporate Governance and Nominating Committee and consult with them regarding the impact (if any) of such change on the director’s ability to continue to carry out his or her duties and responsibilities effectively and, if there is a perceived adverse impact, whether continued Board service is appropriate. Where appropriate, the Corporate Governance and Nominating Committee shall review such change in circumstances and make its recommendation to the Board. The Board in its discretion will determine whether such member should continue to serve as a director.
(iv)    Former Chief Executive Officer. When the Chief Executive Officer resigns or retires, he or she shall tender his or her resignation from the Board to the Corporate Governance and Nominating Committee at that time. Whether the individual continues to serve on the Board is a matter for discussion at that time with the Board.
(v)    Number of Other Directorships. Non-management directors should not serve on more than four public company boards in addition to the Company’s Board, and no more than two public company boards in addition to the Company’s if such director serves as a fulltime CEO or CFO of a public company. Current positions in excess of these limits may be maintained unless the Board determines that doing so would impair the director’s service on the Company’s Board. Management directors should not serve on more than two public company boards in addition to the Company’s Board. Directors should advise the Chairman of the Board, the Chairman of the Corporate Governance and Nominating Committee and the Secretary in advance of accepting an invitation to serve on another board.
(vi)    Consideration of Stockholder Nominees. The Corporate Governance and Nominating Committee will review a reasonable number of candidates for director recommended by a single stockholder who has held over 0.1% of the Company’s common stock for over one year and who satisfies the notice, information and consent provisions set forth in the Company’s By-laws.  Candidates so recommended will be reviewed using the same process and standards for reviewing Board recommended candidates.
(vii)    Director Elections. In accordance with the Company's Bylaws, if none of our stockholders provides the Company notice of an intention to nominate one or more candidates to compete with the Board's nominees in a director election, or if our stockholders have withdrawn all such nominations by the day before the Company mails its notice of meeting to our stockholders, a nominee must receive more votes cast for than against his or her election or re-election in order to be elected or re-elected to the Board. The Board expects a director to tender his or her resignation if he or she fails to receive the required number of votes for re-election. The Board shall nominate for election or re-election as director only candidates who agree to tender, promptly following the annual meeting at which they are elected or re-elected as director, irrevocable resignations that will be effective upon (i) the failure to receive the required vote at the next annual meeting at which they face re-election and (ii) Board acceptance of such resignation. In addition, the Board shall fill director vacancies and new directorships only with candidates who agree to tender, promptly following their appointment to the Board, the same form of resignation tendered by other directors in accordance with this practice.
If an incumbent director fails to receive the required vote for re-election, the Corporate Governance and Nominating Committee will act on whether to accept the director's resignation and will submit such recommendation for prompt consideration by the Board. In making its recommendation, the Corporate Governance and Nominating Committee will consider all factors it deems relevant including, without limitation, the following:

The stated reasons why stockholders withheld votes for election from such director;
The length of service and qualifications of such director;
The director’s contributions to the Company; and
The availability of other qualified candidates for director.
The Corporate Governance and Nominating Committee’s evaluation shall begin promptly following certification of the voting results and shall be forwarded to the Board to permit the Board to act on it no later than 90 days following the date of the stockholders’ meeting. In reviewing the Corporate Governance and Nominating Committee’s recommendation, the Board shall consider the factors evaluated by the Corporate Governance and Nominating Committee and such additional information and factors the Board believes to be relevant. If the Board determines that resignation is in the best interests of the Company and its stockholders, the Board shall promptly accept the resignation. The Company shall publicly disclose the Board’s decision within four business days in a Form 8-K, providing an explanation of the process by which the decision was reached and, if applicable, the reasons for not requesting the director’s resignation. Any director who is the subject of the evaluation described in this section shall not participate in Corporate Governance and Nominating Committee or Board considerations of the appropriateness of his or her continued service, except to respond to requests for information. If a majority of the members of the Corporate Governance and Nominating Committee are subject to this evaluation process, then the independent directors on the Board (as most recently determined by the Board pursuant to applicable listing guidelines) who are not subject to the evaluation shall appoint a special committee of the Board amongst themselves solely for the purpose of conducting the required evaluation. The special committee will make the recommendation to the Board otherwise required of the Corporate Governance and Nominating Committee.
4.    Committee Matters.
(a)    Number, Structure and Independence of Committees. The three standing committees of the Board are the Audit, Compensation and Corporate Governance and Nominating Committees. From time to time, the Board may form a new committee or disband a current committee, depending upon the circumstances. The Audit, Compensation and Corporate Governance and Nominating Committees will be comprised of only directors who meet the NASDAQ Stock Exchange definition of “independence,” as determined by the Board. In addition, the charters of the Audit and Compensation Committee will set forth additional criteria, including any additional requirements under the rules and regulations of the NASDAQ Stock Exchange and the Securities and Exchange Commission, for directors to serve as members on such Committees.
(b)    Assignment of Committee Members. The Corporate Governance and Nominating Committee is responsible for recommending to the Board the assignment of Board members to various committees and the selection of committee Chairs. Consideration should be given to periodically rotating Committee members. However, the Board does not have a firm policy mandating rotation of committee assignments since special knowledge or experience may warrant a particular director serving for an extended period on one committee.
(c)    Frequency of Committee Meetings. Each committee meets at least four times per year, with the Audit Committee meeting at least quarterly. Committees report regularly to the full Board with respect to their activities.

(d)    Committee Agenda. The Chair of each committee, in consultation with the Chief Executive Officer, Corporate Secretary and appropriate management liaisons, establishes the committee’s agenda for its meetings. Committee members are free to suggest the inclusion of items on the agenda.
5.    Meetings of the Board.
(a)    Agenda. The Chairman of the Board, in consultation with the Presiding Director, if applicable, the Corporate Secretary, and members of management, will establish the agenda for each Board meeting. Each director is free to suggest the inclusion of items on the agenda.
(b)    Advance Distribution of Board Materials. Information and material that are important to the Board’s understanding of the business to be conducted at each Board meeting will be distributed to the Board before the Board meets. Highly confidential or sensitive matters, and matters that arise immediately prior to Board meetings, may be presented and discussed without prior distribution of background material.
(c)    Executive Session of Independent Directors. The independent directors of the Board will meet in executive session at least three times each year. The Presiding Director will chair these meetings, or if no Presiding Director has been selected by the independent directors, then an independent director will be selected at the beginning of each executive session to preside over the meeting.
(d)    Director Attendance. Absent unusual circumstances, each director is expected to attend, in person, via telephone conference or via video conference, all Board meetings and all meetings of the committee(s) of which the director is a member, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Absent unusual circumstances, each director is expected to attend the annual meeting of stockholders, in person, via telephone conference or via video conference.
(e)    Board Access to Senior Management. At all times, directors have open access to the Company’s senior management. Members of the Company’s management are invited to attend and participate in Board meetings from time to time to brief the Board and the committees on particular topics. The Board encourages senior management to bring into Board or committee meetings and other scheduled events managers who can provide additional insight into matters being considered and/or whom senior management believes have future growth potential with the Company and should be given exposure to the members of the Board.
(f)    Board Access to Independent Advisors. The Board and each committee have the authority to retain such outside counsel, experts and other advisors as they determine appropriate to assist them in the full performance of their functions, without obtaining approval from management in advance.
6.    Assessment and Leadership Development.
(a)    Evaluation and Compensation of the Chief Executive Officer. The Board, through the Compensation Committee, will conduct an annual evaluation of the performance of the Chief Executive Officer against criteria established by the Board. This evaluation will be shared with the Chief Executive Officer and will be used by the Compensation Committee in recommending to the Board the Chief Executive Officer’s compensation.
(b)    Assessing Board and Committee Performance. The Corporate Governance and Nominating Committee will oversee an annual evaluation of the Board’s effectiveness and performance, the results of which will be discussed with the full Board. Each of the Audit, Compensation and Corporate Governance and Nominating Committees will conduct an annual self-assessment. The Corporate Governance and Nominating Committee will also conduct an individual evaluation of each director, not less frequently than once every three years, the results of which will be shared with such individual director.
(c)    Management Development and Succession Planning. The Board is responsible for planning for the succession to the position of Chief Executive Officer and other senior management positions. To assist the Board, the Chief Executive Officer annually will provide the Compensation Committee and the Corporate Governance and Nominating Committee with an assessment of senior managers and their potential to succeed him or her. The Chief Executive Officer also will make available to the Board, on a continuing basis, recommendations regarding an emergency succession plan which will address who should assume the role of Chief Executive Officer in the event that the Chief Executive Officer becomes unwilling or unable to perform his or her duties. The Chief Executive Officer also will provide the Compensation Committee with an assessment of persons considered potential successors to other senior management positions, including a review of any development plans recommended for such individuals. The results of these reviews will be reported to and discussed with the Board on a regular basis.
7.    Other Matters.
(a)    Ethics and Compliance. The Company will maintain, and the Audit Committee will oversee compliance with, a code of business conduct (known as the Code of Business Conduct) for its employees, including its executive officers, and directors. The full text of the code will be posted on the Company’s website. The Company will disclose on its website future amendments to or waivers from its code for its executive officers and directors promptly upon any such amendment or waiver. Any waiver from its code for directors or executive officers must be approved by the Audit Committee.
(b)    Related Party Transactions. The Company will maintain a policy governing the evaluation, consideration and approval of related party transactions (known as the Related Party Transaction Policy and Procedures). The Audit Committee will be responsible for reviewing and approving the Company’s Related Party Transaction Policy and Procedures.
(c)    Review of Strategic Plans. The Board will review and evaluate at least annually the long-term strategic and business plans of the Company.
(d)    Director Compensation. The form and amount of director compensation will be recommended by the Compensation Committee in accordance with the policies and principles set forth in its charter and any NASDAQ Stock Exchange or other applicable rules, and that Committee will conduct an annual review of director compensation. Changes in director compensation, if any, are recommended by the Compensation Committee, and approved by the full Board. To more closely align the interest of the directors with those of the Company’s stockholders, typically, a large portion of directors compensation will be paid in the form of options to purchase Company common stock. No additional compensation is paid to members of the Company’s management for serving on the Board.
(e)    Communications from Stockholders and other Interested Parties. The Board, or as applicable, any committee of the Board or any individual Board member or the non-management Board members as a group, will give appropriate attention to written communications on issues submitted by stockholders or other interested parties, and will respond if appropriate. Communications to directors must be in writing and sent in care of the Company’s Corporate Secretary to the Company’s headquarters address or delivered via e-mail to an e-mail address established by the Corporate Secretary’s office for this purpose. The name(s) of any specific intended Board recipient(s) should be noted in the communication. The Company shall disclose the Company mailing address and e-mail address for such communications in its proxy statement for each annual meeting and on its website.

A copy of each communication received since the date of the last quarterly Board meeting shall be distributed to each director in advance of each regularly scheduled Board meeting, except items that are unrelated to the duties and responsibilities of the Board, such as: spam, junk mail and mass mailings, business solicitations and advertisements, and communications that advocate the Company’s engaging in illegal activities or that, under community standards, contain offensive, scurrilous or abusive content.
The Company’s Corporate Secretary shall be responsible for and oversee the receipt and processing of stockholder communications to Board members. An acknowledgement of receipt shall be sent by the Corporate Secretary or Assistant Secretary to each stockholder submitting a communication. The Company’s Corporate Secretary shall retain a copy of each communication for one year from the date of its receipt by the Company.
(f)    Prohibition on Personal Loans. The Company does not extend or maintain credit, arrange for the extension of credit, or renew an extension of credit, in the form of a personal loan to or for any Board member or executive officer.
8.    Annual Review. The Corporate Governance and Nominating Committee is responsible for reviewing these guidelines at least annually and making recommendations for appropriate changes to the Board.
Approved: July 27, 2018